Exhibit 99.10


                                                                         ANNEX H
                                                                         -------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

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                                                                                             Give the EMPLOYER
For this type of account         Give the SOCIAL               For this type of account      IDENTIFICATION number
                                 SECURITY number of---                                      of---

-------------------------------- --------------------------    ----------------------------- --------------------------
1.  An individual's account      The individual                8.  Sole proprietorship       The owner (4)
                                                                   account
2.  Two or more individuals      The actual owner of the       9.  A valid trust, estate,    The legal entity (Do not
    (joint account)              account or, if combined           or pension trust          furnish the identifying
                                 funds, any one of the                                       number of the personal
                                 individual(s) (1)                                           representative or
                                                                                             trustee unless the legal
                                                                                             entity itself is not
                                                                                             designated in the
                                                                                             account title.) (5)
3.  Husband and wife (joint      The actual owner of the       10. Corporate account         The corporation
    account)                     account or, if joint
                                 funds, either person (1)
4.  Custodian account of a       The minor (2)                 11. Religious, charitable,    The organization
    minor (Uniform Gift to                                         or educational
    Minors Act)                                                    organization account or
                                                                   an association, club or
                                                                   other tax-exempt
                                                                   organization
5.  Adult and minor (joint       The adult or, if the          12. Partnership account       The partnership
    account)                     minor is the only                 held in the name of the
                                 contributor, the minor (1)        business

6.  Account in the name of       the ward, minor, or           13. Association, club or      The organization
    guardian or committee for    incompetent person (3)            other tax-exempt
    a designated ward, minor                                       organization
    or incompetent person
7.  a.The usual revocable        The grantor-trustee (1)       14. A broker or registered    The broker or nominee
      savings trust account                                        nominee
      (grantor is also trustee)
    b.So-called trust account    The actual owner (1)          15. Account with the          The public entity
      that is not legal or                                         Department of
      valid trust under State                                      Agriculture in the name
      law                                                          of a public entity
                                                                   (such as a State or
                                                                   local government,
                                                                   school district, or
                                                                   prison) that receives
                                                                   agricultural program
                                                                   payments

-------------------------------- --------------------------    ----------------------------- --------------------------
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(1)  List first and circle the name of the person whose number you furnish.
(2)  Circle the minor's name and furnish the minor's Social Security number.
(3)  Circle the ward's, minor's or incompetent person's name and furnish such person's Social Security number.
(4)  Show your individual name. You may also enter your business or "doing business as" name. You may use either your Social Security number or your
     Employer Identification Number.
(5)  List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.
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Obtaining a Number
If you don't have a taxpayer identification number or you             o Payments to partnerships not engage in a trade or a business
don't know your number, obtain Form SS-5, Application for               in the U.S. and which have at least one nonresident partner.
Social Security Number Card (for individuals), or Form                o Payments of patronage dividends not paid in money.
SS-4, Application for Employer Identification Number (for             o Payments made by certain foreign organizations.
businesses and all other entities), at the local office of the        o Payments made to a nominee.
Social Security Administration or the Internal Revenue                Payments of interest not generally subject to backup
Service (the "IRS") and apply for a number.                           withholding include the following:

Payees and Payments Exempt From Backup                                o Payments of interest on obligations issued by individuals.
Withholding                                                           Note:  You  may be  subject  to  backup  withholding  if this
The following is a list of payees exempt from backup                  interest  is $600 or more  and is paid in the  course  of the
withholding   and  for  which  no   information   reporting  is       payer's  trade or  business  and you have not  provided  your
required.  For interest and  dividends,  all listed  payees are       correct taxpayer identification number to the payer.
exempt  except  those   identified  in  item  (9).  For  broker       o Payments    of    tax-exempt    interest    (including
transactions,  payees  listed  in items  (1)through  (13) and a         exempt-interest dividends under Section 852 of the Code.)
person  registered  under the  Investment  Advisers Act of 1940       o Payments  described in Section  6049(b)(5) of the Code
who  regularly  acts as a broker are exempt.  Payments  subject         to nonresident aliens.
to  reporting  under  sections  6041 and 6041A of the  Internal       o Payments on  tax-free  covenant  bonds  under  Section
Revenue  Code (the  "Code")  are  generally  exempt from backup         1451 of the Code.
withholding   only  if  made  to  payees   described  in  items       o Payments made by certain foreign organizations.
(1)through (7), except a corporation  that provides medical and       o Payments made to a nominee.
health care  services or bills and  collects  payments for such       Exempt payees  described  above should file Form W-9 to avoid
services is not exempt from backup  withholding  or information       possible  erroneous backup  withholding.  FILE THIS FORM WITH
reporting.  Only payees  described in items  (2)through (6) are       THE PAYER, FURNISH YOUR TAXPAYER
exempt   from   backup    withholding   for   barter   exchange       IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE
transactions,  patronage  dividends,  and  payments  by certain       OF THE  FORM,  SIGN AND DATE  THE FORM AND  RETURN  IT TO THE
fishing boat operators.                                               PAYER.  IF YOU ARE A  NON-RESIDENT  ALIEN OR A FOREIGN ENTITY
(1)   A corporation.                                                  SUBJECT TO BACKUP WITHHOLDING, FILE WITH
(2)   An organization exempt from tax under section 501(a) of         PAYER A COMPLETED  INTERNAL  REVENUE FORM W-8 (CERTIFICATE OF
      the Code, or an IRA, or a custodial account under               FOREIGN STATUS).
      section 403(b)(7) of the Code.                                  Certain payments other than interest, dividend, and
(3)   The United States or any agencies or instrumentalities.         Patronage  dividends,  that are not  subject  to  information
(4)   A state, the District of Columbia, a possession of the          reporting  are also not  subject to backup  withholding.  For
      United States, or any of their political subdivisions or        details, see Sections 6041, 6041A(a), 6045, and 6050A and
      instrumentalities.                                              6050N of the Code and the regulations promulgated thereunder.
(5)   A foreign government or any of its political
      subdivisions, agencies or instrumentalities.                    Privacy Act  Notice--Section  6109 of the Code  requires most
(6)   An international organization or any agencies or                recipients of dividend,  interest,  or other payments to give
      instrumentalities.                                              taxpayer identification numbers to payers who must
(7)   A foreign central bank of issue.                                report the payments to the IRS. The IRS uses the numbers
(8)   A dealer in securities or commodities requires to               for identification  purposes. Payers must be given the
      register in the United States or a possession of the            numbers whether or not recipients are required to file tax
      United States.                                                  returns. Payers must generally withhold 31% of taxable
(9)   A futures commission merchant registered with the               interest, dividend, and certain other payments to a payee
      Commodity Futures Trading Commission.                           who does not furnish a taxpayer identification number to a
(10)  A real estate investment trust.                                 payer. Certain penalties may also apply.
(11)  An entity registered at all times during the tax year           Penalties
      under the Investment Company Act of 1940.                       (1)  Penalty for failure to furnish  Taxpayer  identification
(12)  A common trust fund operated by a bank under section                 Number.--- If you fail to furnish your taxpayer
      584(a) of the Code.                                                  identification number to a payer, you are subject to a
(13)  A financial institution.                                             a  penalty  of $50 for each  such  failure  unless  your
(14)  A  middleman known in the investment community as a                  failure  is due to  reasonable  cause  and  not  willful
      nominee or listed in the most recent publication of the              neglect.
      American Society of Corporate  Securities, Inc., Nominee        (2)  Civil  Penalty  for False  Information  With  Respect to
      List.                                                                Withholding-- If you make a false statement with no
                                                                           reasonable basis which results in no imposition of backup

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
(15)  A trust exempt from tax under  section 664 of the Code or          withholding, you are subject to a penalty of $500.
      described in section 4947 of the Code.                        (3)  Criminal Penalty for Falsifying Information--
      Payments  of  dividends  and   patronage   dividends  not          Willfully  falsifying  certifications or affirmation may
      generally  subject  to  backup  withholding  include  the          subject  you  to  criminal  penalties   including  fines
      following:                                                         and/or imprisonment.
                                                                         FOR ADDITIONAL  INFORMATION  CONTACT YOUR TAX CONSULTANT
                                                                         OR INTERNAL REVENUE SERVICE.
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